SEMI
ANNUAL
REPORT

June 30, 1998

Franklin New York Tax-Free Trust
Franklin New York Insured Tax-Free Income Fund
Franklin New York Intermediate-Term
Tax-Free Income Fund
Franklin New York Tax-Exempt Money Fund


Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


Charles B. Johnson
Chairman
Franklin New York
Tax-Free Trust
Thomas J. Kenny
Director
Franklin Municipal
Bond Department


CONTENTS

Shareholder Letter...................................        1
Fund Reports
Franklin New York
 Tax-Exempt Money Fund...............................        4
Franklin New York Insured
 Tax-Free Income Fund................................        7
Franklin New York
 Intermediate-Term
 Tax-Free Income Fund................................       13
Municipal Bond Ratings...............................       17
Financial Highlights &
Statement of Investments.............................       20
Financial Statements.................................       33
Notes to Financial
Statements...........................................       38


SHAREHOLDER LETTER

Standard & Poor's Credit Week Municipal. December 1, 1997.
Bond Buyer; April 4, 1998, & May 22, 1998.

Dear Shareholder:

It's a pleasure to bring you Franklin New York Tax-Free Trust's semiannual report for the period ended June 30, 1998.

The National Economy

During much of the period under review, the U.S. economy continued its remarkable expansion, demonstrating healthy growth with few signs of inflation. Strong consumer demand for goods, services and housing stimulated growth. However, by the period's end, the preliminary, second quarter, annualized Gross Domestic Product gain of 1.4% reflected some economic slowdown due to the Asian financial crisis. Thus far, the Asian crisis' impact on the U.S. economy has been mixed -- it has slowed the economy through a decline in American exports, while the U.S. dollar's resulting strength has helped keep inflation under control through a decline in import prices. Although many of these Asian countries are implementing reforms, it will likely take some time for their economies to recover.

In May, President Clinton predicted a $39 billion federal budget surplus for the government's fiscal year-end on September 30, 1998. This would be the first annual surplus since the government finished $3.2 billion ahead in 1969. During the fund's fiscal year, economic growth benefited employment without triggering significant inflation. May's annualized, seasonally adjusted rate of 4.3% marked a 28-year low in the nation's unemployment; at the same time, commodity prices fell to their lowest levels since the early 1990s.

The combination of a strong economy and low inflation kept interest rates in a narrow range. The healthy economy prevented a significant rate decline, while low inflation prevented rates from rising. The bond market also benefited from the dollar's strength relative to other currencies. The yield for the 30-year U.S. Treasury bond stood at 5.62% on June 30, 1998, compared with 5.93% six months earlier.

New York's Economy

Although lagging the national recovery, New York state's financial performance has improved over the past several fiscal years as a result of a rebounding economy, realistic budgeting and more stringent spending controls. New York's annualized, seasonally adjusted, May unemployment rate was 5.7%, as opposed to a national figure of 4.3%. Since the early 1990s' recession, the greatest job growth took place in the state's services sector, which accounts for one-third of total employment. In recent years, New York's overall economic prosperity has increasingly become tied to the finance, insurance and real estate sectors.1

For the state's fiscal year ended March 31, 1998, comptroller H. Carl McCall put the budget surplus at $2.17 billion. He attributed much of it to the "boom on Wall Street." New York City comptroller Alan G. Hevesi also announced a record $2.14 billion budget surplus for the city's fiscal year ending in June 1998.2

Anticipation of the state budget surplus was a contributing factor in Moody's Investors Service's credit rating upgrade in February of this year. Moody's upgraded New York City general obligation debt from Baa1 to A3, while Standard & Poor's(R), which rates the debt BBB+, put it on credit watch for a possible upgrade. Fitch IBCA currently rates the state's credit A-. (For definitions of bond ratings, please see page 17.) What New York decides to do with this year's surplus, in light of an accumulated budget deficit larger than that of most other states, will most likely affect future ratings.

Our investment philosophy remains disciplined and focused, as we strive to offer our shareholders high, tax-free income and preservation of principal. Looking forward, the recent economic environment should be beneficial for New York municipalities and municipal bonds.

We encourage you to discuss your financial goals with an investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own. Municipal bonds continue to be an attractive investment for diversifying a heavily weighted stock portfolio. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


Charles B. Johnson
President
Franklin New York Tax-Free Trust


Thomas J. Kenny
Director
Franklin Municipal Bond Department


FRANKLIN NEW YORK
TAX-EXEMPT MONEY FUND


Money Market Acronyms

The report mentions the following acronyms often used in the short-term municipal market.

TAN    - Tax and Anticipation Note
TECP   - Tax-Exempt Commercial Paper
VRDN   - Variable-Rate Demand Note

1. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution. There is no guarantee that the $1.00 per share price will be maintained.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 21 of this report.

Your Fund's Objective: Franklin New York Tax-Exempt Money Fund seeks to provide high, current income exempt from regular federal, New York state and New York City personal income taxes while seeking preservation of capital and liquidity by investing primarily in a portfolio of short-term municipal debt securities issued in New York. The fund is managed to maintain a $1.00 share price.1

New York's fiscal 1998 budget surplus confirmed the state's improved financial health. This positive financial condition was achieved despite employment that lags the nation's, largely thanks to Wall Street profits and growth in personal income tax revenues.

Franklin New York Tax-Exempt Money Fund sought to take advantage of the favorable investment climate during the reporting period with such notable purchases as Westchester County TANs, Half Hollow Hills Central School District TANs, New York State general obligation TECP and Long Island Power Authority New York Electric System Revenue Daily VRDNs.

As always, the fund's investment strategy emphasizes high quality and liquidity. In an effort to provide safety and stability of principal, we manage the fund more conservatively than required by SEC guidelines. For example, SEC guidelines allow tax-exempt money funds to purchase both first- and second-tier securities. Franklin Templeton purchases only first-tier securities for inclusion in its tax-exempt money market portfolios. Also, even though SEC guidelines regulating money market funds permit it, Franklin New York Tax-Exempt Money Fund does not buy any derivatives. Instead, the fund purchases only plain vanilla, variable-rate securities. The fund eliminated its exposure to Japanese bank guarantees several years ago because of the problems these banks were having. This is consistent with our philosophy of purchasing securities only from what we believe are the most credit-worthy institutions.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of June 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin New York Tax-Exempt Money Fund
Period ended 6/30/98
Seven-day effective yield1                               2.93%
Seven-day annualized yield                               2.88%
Taxable equivalent yield2                                5.38%

1. The seven-day effective yield assumes the compounding of daily dividends.
2. Taxable equivalent yield assumes the 1998 maximum combined federal, New York state and New York City personal income tax bracket of 46.4%, based on the federal income tax rate of 39.6%.
Annualized and effective yields are for the seven days ended June 30, 1998. Yields reflect fluctuations in interest rates on portfolio investments, as well as fund expenses. Yields should be viewed in terms of the current, low rate of inflation -- just as high inflation usually results in higher yields, low inflation often brings the opposite.
The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without these reductions, the fund's annualized and effective yields for the period would have been 2.66% and 2.69%, respectively. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.


FRANKLIN NEW YORK
INSURED TAX-FREE INCOME FUND

The Bond Buyer 40 covers the municipal bond market and is published daily by the "Bond Buyer" newspaper. The index comprises 40 actively traded general obligation and revenue issues from around the country, rated A or better, with at least 19 years remaining to maturity, a first call date between 7 and 16 years, and at least one call at par before redemption.*

*Barron's Dictionary of Finance and Investment Terms, 1995.

Your Fund's Objective: Franklin New York Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal, New York state and New York City personal income taxes while seeking preservation of capital by investing primarily in a portfolio of insured New York municipal securities.1, 2

The municipal bond market registered a healthy showing for the six-months under review. Despite some periods of volatility, interest rates trended slightly lower. The Bond Buyer 40 began 1998 yielding 5.25%, reached a high of 5.44% on April 29 and ended the reporting period yielding 5.22% on June 30.3 Municipalities continued to take advantage of this low interest-rate environment by issuing a large supply of new bonds in the first half of 1998. These new bonds were used to refinance outstanding debt, as well as to finance new projects. In addition to falling rates and greater bond supply, two other trends discussed in the last reporting period persisted -- narrowing credit quality spreads between higher- and lower-rated issues and an increase in the amount of insured municipal bonds on the market.

1. For investors subject to the alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Fund shares are not insured by any U.S. or other government agency, are subject to market risk and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities, and the terms of the insurance as outlined in the prospectus. No representation is made as to any issuer's ability to meet its commitments.
3. Source: Bloomberg.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 25 of this report.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

As in the previous reporting period, the fund's exposure to prerefunded bonds increased slightly. Our management of such bonds has not changed. We typically look to sell prerefunded bonds with approximately five years remaining to their call date. In doing so, the fund is usually able to capture a premium on these bonds and use this capital to invest in current coupon bonds. We extend the fund's call protection and preserve the fund's income earning potential in this way, while seeking to maintain a stable share value.

The fund maintained solid sector diversification in its purchases during the period, as shown in the chart to the left. Some notable purchases during the period included bonds issued by Rochester University, the city of Buffalo, the Long Island Power Authority, the Metropolitan Transportation Authority and the New York State Dormitory Authority.

Going forward, we hold a positive outlook for New York in general, and the fund in particular. We expect the supply of New York municipal bonds to remain stable for the second half of 1998 and this, coupled with a continued strong demand for New York bonds, should keep Franklin New York Insured Tax-Free Income Fund an attractive investment.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of June 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


PERFORMANCE SUMMARY


Past performance is not predictive of future results.

Class I

Franklin New York Insured Tax-Free Income Fund - Class I share price, as measured by net asset value, increased one cent, from $11.66 on December 31, 1997, to $11.67 on June 30, 1998. During the six-month reporting period, shareholders received income distributions totaling 28.8 cents ($0.288) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.7 cents ($0.047) and the maximum offering price of $12.19 on June 30, 1998, your fund's distribution rate was 4.63%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal, New York state and New York City personal income tax bracket would need to earn 8.64% from a taxable investment to match the fund's tax-free distribution rate. Likewise, an investor in the maximum combined federal and New York state personal income tax bracket would need to earn 8.23% from a taxable investment to match the fund's tax-free distribution rate.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin New York Insured Tax-Free Income Fund - Class I
Periods ended 6/30/98

                                                       Since
                                                     Inception
                                     1-Year   5-Year  (5/1/91)
Cumulative Total Return1              8.44%   34.64%    69.08%
Average Annual Total Return2          3.85%    5.21%     6.96%
Distribution Rate3             4.63%
Taxable Equivalent
 Distribution Rate4            8.64%
30-Day Standardized Yield5     3.96%
Taxable Equivalent Yield4      7.39%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 4.7 cent per share monthly dividend and the maximum offering price of $12.19 on June 30, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal, New York state and New York City personal income tax bracket of 46.4%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended June 30, 1998.
Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Class II
Franklin New York Insured Tax-Free Income Fund - Class II share price, as measured by net asset value, increased three cents, from $11.75 on December 31, 1997, to $11.78 on June 30, 1998. During the six-month reporting period, shareholders received income distributions totaling 25.44 cents ($0.2544) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.14 cents ($0.0414) and the maximum offering price of $11.90 on June 30, 1998, your fund's distribution rate was 4.17%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal, New York state and New York City personal income tax bracket would need to earn 7.78% from a taxable investment to match the fund's tax-free distribution rate. Likewise, an investor in the maximum combined federal and New York state personal income tax bracket would need to earn 7.41% from a taxable investment to match the fund's tax-free distribution rate.

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin New York Insured Tax-Free Income Fund - Class II

Periods ended 6/30/98

                                                        Since
                                                      Inception
                                     1-Year   3-Year  (5/1/95)
Cumulative Total Return1              8.05%   22.59%    25.24%
Average Annual Total Return2          5.93%    6.67%     7.03%
Distribution Rate3             4.17%
Taxable Equivalent
 Distribution Rate4            7.78%
30-Day Standardized Yield5     3.53%
Taxable Equivalent Yield4      6.59%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge (CDSC), applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of the current 4.14 cent per share monthly dividend and the maximum offering price of $11.90 on June 30, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal, New York state and New York City personal income tax bracket of 46.4%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended June 30, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND


Your Fund's Objective: Franklin New York Intermediate-Term Tax-Free Income Fund seeks to provide high, current income exempt from regular federal, New York state and New York City personal income taxes while seeking preservation of capital. The fund invests primarily in a portfolio of New York municipal securities with an average weighted maturity (the time in which the debt must be repaid) between three and 10 years.1

The municipal bond market registered a healthy showing for the six-month review period. Despite some periods of volatility, interest rates trended slightly lower. The Bond Buyer 40 began 1998 yielding 5.25%, reached a high of 5.44% on April 29 and ended the reporting period yielding 5.22% on June 30.2 Municipalities continued to take advantage of this low interest-rate environment by issuing a large supply of new bonds in the first half of 1998. These new bonds were used to refinance outstanding debt, as well as to finance new projects. In addition to falling rates and greater bond supply, two other trends discussed in the last reporting period persisted -- narrowing credit quality spreads between higher- and lower-rated issues and an increase in the amount of insured municipal bonds on the market.

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

1. For investors subject to the alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Bloomberg.
You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 30 of this report.

During the reporting period, the fund focused on purchasing 10- to 15-year maturities, which we believe represented the best value. Some of the fund's purchases during the period included bonds issued by the New York State Urban Development Corporation, New York State Dormitory Authority St. Agnes Hospital and New Rochelle Municipal Housing Authority.

Going forward, we hold a positive outlook for New York in general, and the fund in particular. We expect the supply of New York municipal bonds to remain stable for the second half of 1998 and this, coupled with a continued strong demand for New York bonds, should keep Franklin New York Intermediate-Term Tax-Free Income Fund an attractive investment.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of June 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY

Franklin New York Intermediate-Term Tax-Free Income Fund's share price, as measured by net asset value, increased three cents, from $10.62 on December 31, 1997, to $10.65 on June 30, 1998. During the six-month reporting period, shareholders received income distributions totaling 27.3 cents ($0.273) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.5 cents ($0.045) and the maximum offering price of $10.90 on June 30, 1998, your fund's distribution rate was 4.95%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal, New York state and New York City personal income tax bracket would need to earn 9.24% from a taxable investment to match the fund's tax-free distribution rate. Likewise, an investor in the maximum combined federal and New York state personal income tax bracket would need to earn 8.80% from a taxable investment to match the fund's tax-free distribution rate.

GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin New York Intermediate-Term Tax-Free Income Fund
Periods ended 6/30/98

                                                         Since
                                                       Inception
                                     1-Year   5-Year   (9/23/92)
Cumulative Total Return1             8.42%   32.74%     42.44%
Average Annual Total Return2         5.96%    5.35%      5.91%
Distribution Rate3             4.95%
Taxable Equivalent
 Distribution Rate4            9.24%
30-Day Standardized Yield5     4.17%
Taxable Equivalent Yield4      7.78%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 2.25% initial sales charge.
3. Distribution rate is based on an annualization of the current 4.5 cent per share monthly dividend and the maximum offering price of $10.90 on June 30, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal, New York state and New York City personal income tax bracket of 46.4%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended June 30, 1998.
The fund's manager has agreed in advance to waive a portion of its management fees, which reduces expenses and increases distribution rate, total return and yield to shareholders. Without these reductions, the fund's distribution rate and total return would have been lower, and yield for the period would have been 3.82%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

MUNICIPAL BOND RATINGS


Moody's

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.


FRANKLIN NEW YORK TAX-FREE TRUST
Financial Highlights

Franklin New York Tax-Exempt Money Fund





                                                  Six Months Ended
                                                    June 30, 1998                 Year Ended December 31,
                                                     (unaudited)   1997       1996     1995     1994    1993
                                                    --------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........         $1.00      $1.00     $1.00    $1.00    $1.00   $1.00
                                                    --------------------------------------------------------
Income from investment operations:
Net investment income .........................           .01        .03       .03      .03      .02     .02
                                                    --------------------------------------------------------
Less distributions from:
Net investment income .........................          (.01)      (.03)     (.03)    (.03)    (.02)   (.02)
                                                    --------------------------------------------------------
Net asset value, end of period ................         $1.00      $1.00     $1.00    $1.00    $1.00   $1.00
                                                    ========================================================
Total return* .................................          1.43%      3.01%     2.79%    3.11%    2.11%   1.67%
Ratios/supplemental data
Net assets, end of period (000's) .............       $58,433    $63,720   $59,178  $61,079  $64,835 $50,317
Ratios to average net assets:
Expenses ......................................           .59%**     .60%      .60%     .60%     .60%    .63%
Expenses excluding waiver and payments by affiliate       .83%**     .81%      .86%     .85%     .93%    .97%
Net investment income .........................          2.84%**    2.97%     2.75%    3.06%    2.12%   1.68%

*Total return is not annualized.
**Annualized

FRANKLIN NEW YORK TAX-FREE TRUST
Statement of Investments, June 30, 1998 (unaudited)


Franklin New York Tax-Exempt Money Fund                                                           AMOUNT       VALUE
  Investments 103.6%
a Babylon, Town of, IDA, IDR, General Microwave Corp. Facility,

 Series 1984, Weekly VRDN and Put, 3.45%, 10/01/99 ......................................      $   100,000  $   100,000
Buffalo GO RAN, 4.40%, 8/05/98 ..........................................................        1,000,000    1,000,543
b Half Hollow Hills Central School District TAN, 3.90%, 6/25/99 .........................        2,000,000    2,006,500
a Long Island Power Authority, Electric Systems Revenue, Sub-Series 5,
 Daily VRDN and Put, 3.75%, 5/01/33 .....................................................        2,000,000    2,000,000
Monroe County, TECP, 3.70%, 8/21/98 .....................................................        2,000,000    2,000,000
a Nassau IDA, Research Facility Revenue, Cold Spring Harbor
 Laboratory Project, Daily VRDN and Put, 3.95%, 7/01/23 .................................          600,000      600,000
a New York City HDC, Mortgage Revenue, Weekly VRDN and Put, 3.20%,
Columbus Apartments, Series A, 3/15/25 ..................................................        1,500,000    1,500,000
Parkgate Tower No. 1, 12/01/07 ..........................................................        1,195,000    1,195,000
a New York City Health & Hospital Corp., Revenue Health System,
 Series D, Weekly VRDN and Put, 3.20%, 2/15/26 ..........................................        1,500,000    1,500,000
a New York City IDA, Various Civic Facilities,
American Civil Liberties, Weekly VRDN and Put, 3.35%, 6/01/12 ...........................          905,000      905,000
National Audubon Society, Daily VRDN and Put, 3.85%, 12/01/14 ...........................          500,000      500,000
a New York City Municipal Assistance Corp., Weekly
 VRDN and Put, 3.20%, 7/01/08
Sub-Series K-1 ..........................................................................        1,200,000    1,200,000
Sub-Series K-2 ..........................................................................        1,800,000    1,800,000
a New York City Municipal Water Finance Authority,
 Water and Sewer Systems Revenue, FGIC Insured, Daily VRDN and Put,
Series G, 3.75%, 6/15/24 ................................................................        2,000,000    2,000,000
Series 93-C, 4.00%, 6/15/22 .............................................................          400,000      400,000
a New York City Tri-Cultural Resources Revenue,
American Museum of Natural History, Series B, MBIA Insured, Weekly
 VRDN and Put 3.25%, 4/01/21 ............................................................        1,100,000    1,100,000
New York Dormitory Authority Revenues,
a Cornell University, Series B, Daily VRDN and Put, 3.85%, 7/01/25 ......................        2,200,000    2,200,000
a Metropolitan Museum of Art, Series A, MBIA Insured,
 Weekly VRDN and Put, 3.20%, 7/01/15 ....................................................        1,300,000    1,300,000
a Metropolitan Museum of Art, Series B,
Weekly VRDN and Put, 3.20%, 7/01/23 .....................................................        1,100,000    1,100,000
a New York Public Library, Series B, Weekly VRDN and Put, 3.20%, 7/01/22 ................          400,000      400,000
a Oxford University Press, Inc., Weekly VRDN and Put, 3.20%, 7/01/25 ....................        1,000,000    1,000,000
State University Educational Facilities, Refunding, 5.00%, 7/01/99 ......................        1,500,000    1,519,519
b New York Islip Airport Improvement, 4.25%, 1/15/99 ....................................          355,000      355,809
b New York Islip GO, 4.25%, 1/15/99 .....................................................          160,000      160,528
New York State Dormitory Authority,
Sloan Kettering, TECP, 3.65%, 9/08/98 ...................................................        1,000,000    1,000,000
Sloan Kettering Memorial, TECP, 3.50%, 8/06/98 ..........................................        1,200,000    1,200,000
a New York State Energy, Research and Development Authority, PCR,
Central Hudson Gas & Electric Co. Project, Weekly VRDN
 and Put, 3.50%, 11/01/20 ...............................................................          500,000      500,000
Niagara Mohawk Power Corp., Series B, Daily VRDN
 and Put, 3.80%, 12/01/25 ...............................................................        1,200,000    1,200,000
Refunding, New York Electric & Gas, Daily VRDN and Put,
 4.00%, 2/01/29 .........................................................................          500,000      500,000
Refunding, Orange and Rockland Project, Series A,
 FGIC Insured, Weekly VRDN and Put,
 3.25%, 10/01/14 ........................................................................        1,000,000    1,000,000
Refunding, Orange and Rockland Utilities, Series A,
AMBAC Insured, Weekly VRDN and Put,
 3.25%, 8/01/15 .........................................................................        1,350,000    1,350,000
Rochester Gas & Electric Corp., Series C, MBIA Insured,
 Weekly VRDN and Put, 3.25%, 8/01/32 ....................................................        1,500,000    1,500,000
New York State Environmental Quality, TECP, 3.40%, 7/23/98 ..............................        2,000,000    2,000,000
a New York State HFA, Normandie Court I Project,
 Weekly VRDN and Put, 3.20%, 5/15/15 ....................................................        2,100,000    2,100,000
a New York State Job Development Authority,
Guaranteed Special Purpose, Series A-1, Daily VRDN and Put,
 3.85%, 3/01/07 .........................................................................        2,300,000    2,300,000
a New York State Local Government Assistance Corp.,
 Weekly VRDN and Put, 4/01/25,
Series D, 3.50% .........................................................................          200,000      200,000
Series G, 3.25% .........................................................................          800,000      800,000
a New York State Medical Care Facilities, Finance Agency
Revenue, Pooled Equipment Loan Program II, Series A,
 Weekly VRDN and Put, 3.30%, 11/01/03 ...................................................       $2,030,000 $  2,030,000
New York State, TECP, 3.65%, 7/09/98 ....................................................        2,000,000    2,000,000
a Niagara County IDA, IDR, Pyron Corp. Project, Weekly
 VRDN and Put, 3.55%, 11/01/04 ..........................................................          710,000      710,000
Puerto Rico Commonwealth, TRAN, 4.50%, 7/30/98 ..........................................        2,000,000    2,001,167
Suffolk County, TAN, 4.25%
9/10/98 .................................................................................        1,000,000    1,000,805
Series RA-1, 8/13/98 ....................................................................        2,000,000    2,001,411
a Suffolk County Water Authority BAN, Weekly VRDN and Put, 3.35%, 2/08/01 ...............        1,400,000    1,400,000
a Syracuse IDA, Civic Facilities Revenue, Multi-Modal,
Syracuse University Project, Daily VRDN and Put, 3.85%, 3/01/23 .........................          400,000      400,000
a Triborough Bridge and Tunnel Authority, Special Obligation,
 FGIC Insured, Weekly VRDN and Put, 3.20%, 1/01/24 ......................................        2,500,000    2,500,000
Westchester County, TAN, 3.59%, 12/29/98 ................................................        3,000,000    3,000,278
                                                                                                           ------------
Total Investments (Cost $60,536,560) 103.6% .............................................                    60,536,560
Other Assets, less Liabilities (3.6%) ...................................................                    (2,103,599)
                                                                                                           ------------
Net Assets 100.0% .......................................................................                   $58,432,961
                                                                                                           ============

See glossary of terms on page 32.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.



FRANKLIN NEW YORK TAX-FREE TRUST
Financial Highlights


Franklin New York Insured Tax-Free Income Fund



                                                                           Class I
                                                ------------------------------------------------------------
                                                Six Months Ended
                                                 June 30, 1998                 Year Ended December 31,
                                                  (unaudited)      1997      1996     1995     1994     1993
                                                ------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period...........        $11.66     $11.29    $11.41   $10.16   $11.68  $10.80
                                                ------------------------------------------------------------
Income from investment operations:
Net investment income..........................           .28        .58       .59      .59      .59     .60
Net realized and unrealized gains (losses).....           .01        .38      (.12)    1.25    (1.52)    .88
                                                ------------------------------------------------------------
Total from investment operations...............           .29        .96       .47     1.84     (.93)   1.48
                                                ------------------------------------------------------------
Less distributions from:
Net investment income..........................          (.28)      (.59)     (.59)    (.59)    (.59)   (.60)
                                                ------------------------------------------------------------
Net asset value, end of period.................        $11.67     $11.66    $11.29   $11.41   $10.16  $11.68
                                                ============================================================
Total return*..................................          2.56%      8.77%     4.30%   18.46%   (8.19%) 13.79%
Ratios/supplemental data
Net assets, end of period (000's)..............      $266,392   $260,990  $261,068 $256,171 $225,061$263,647
Ratios to average net assets:
Expenses.......................................           .71%**     .71%      .65%     .65%     .56%    .50%
Expenses excluding waiver and payments by affiliate       .71%**     .71%      .70%     .73%     .71%    .65%
Net investment income..........................          4.88%**    5.09%     5.25%    5.38%    5.48%   5.28%
Portfolio turnover rate........................         10.45%     26.85%    15.09%   22.99%   25.66%   5.38%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to
May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized

                                                                                 Class II
                                                                 ------------------------------------------
                                                                 Six Months Ended
                                                                  June 30, 1998    Year Ended December 31,
                                                                   (unaudited)    1997      19962   19951,2
                                                                 ------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................      $11.75      $11.37    $11.46   $10.85
                                                                 ------------------------------------------
Income from investment operations:
Net investment income ..........................................         .30         .52       .533     .36
Net realized and unrealized gains (losses) .....................        (.02)        .38      (.10)     .59
                                                                 ------------------------------------------
Total from investment operations ...............................         .28         .90       .43      .95
                                                                 ------------------------------------------
Less distributions from:
Net investment income ..........................................        (.25)       (.52)     (.52)    (.34)
                                                                 ------------------------------------------
Net asset value, end of period .................................      $11.78      $11.75    $11.37   $11.46
                                                                 ==========================================
Total return* ..................................................        2.42%       8.17%     3.87%    8.92%
Ratios/supplemental data
Net assets, end of period (000's) ..............................      $6,312      $5,601    $4,137     $696
Ratios to average net assets:
Expenses .......................................................        1.27%**     1.27%     1.22%    1.23%**
Expenses excluding waiver and payments by affiliate ............        1.27%**     1.27%     1.27%    1.30%**
Net investment income ..........................................        4.35%**     4.63%     4.69%    4.74%**
Portfolio turnover rate ........................................       10.45%      26.85%    15.09%   22.99%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
1For the period May 1, 1995 (effective date) to December 31, 1995.
2Ratio has been calculated using average daily net assets during the period.
3Ratio has been calculated using average daily outstanding shares during the period.

Statement of Investments, June 30, 1998 (unaudited)



                                                                                                PRINCIPAL
  Franklin New York Insured Tax-Free Income Fund                                                 AMOUNT        VALUE
  Long Term Investments 98.4%
Albany County GO, FGIC Insured, 5.85%, 6/01/12 ..........................................     $  1,000,000  $ 1,072,760
Albany Municipal Water Finance Authority, Water and Sewer System Revenue,
 Refunding, Series A, FGIC Insured,
5.95%, 12/01/12 .........................................................................        2,505,000    2,681,778
5.50%, 12/01/22 .........................................................................        8,990,000    9,231,202
Amsterdam HDC, Mortgage Revenue, Refunding, MBIA Insured, 6.25%, 1/01/25 ................        2,515,000    2,622,567
Battery Park City Authority, Series A, AMBAC Insured, 5.50%, 11/01/26 ...................        1,000,000    1,032,510
Brookhaven GO, Series B, MBIA Insured, 7.00%, 5/01/09 ...................................          200,000      242,058
Broome County COP, Public Safety Facilities, MBIA Insured, 5.25%, 4/01/22 ...............        2,125,000    2,132,841
Buffalo and Fort Erie Public Bridge Authority, Toll Bridge
 System Revenue, MBIA Insured, 5.75%, 1/01/25 ...........................................        4,000,000    4,188,920
Buffalo General Improvement, Series A, FGIC Insured, 5.00%,
2/01/15 .................................................................................          425,000      426,092
2/01/16 .................................................................................          425,000      423,997
2/01/17 .................................................................................          425,000      422,442
Buffalo GO, FGIC Insured, 5.00%,
Refunding, Series C, 12/01/17 ...........................................................          415,000      412,431
Refunding, Series C, 12/01/18 ...........................................................          400,000      395,944
Refunding, Series C, 12/01/21 ...........................................................          150,000      148,158
Refunding, Series C, 12/01/22 ...........................................................          170,000      167,867
Series B, 2/01/15 .......................................................................          370,000      370,951
Series B, 2/01/17 .......................................................................          410,000      407,532
Buffalo GO, Series E, AMBAC Insured, 6.70%,
12/01/18 ................................................................................          385,000      444,425
12/01/19 ................................................................................          410,000      473,284
Pre-Refunded, 12/01/17 ..................................................................          360,000      415,566
Buffalo Municipal Water Finance Authority, Water System Revenue,
 FGIC Insured, 6.10%, 7/01/26 ...........................................................        1,350,000    1,531,994
Central Square School District, FGIC Insured, 6.50%, 6/15/09 ............................          900,000    1,052,451
Dutchess County IDA, Civic Facilities Revenue,
 Bard College Project, AMBAC Insured,
5.50%, 6/01/17 ..........................................................................        2,315,000    2,427,139
5.375%, 6/01/27 .........................................................................        2,000,000    2,030,400
Erie County GO, Series B, FGIC Insured, 5.625%, 6/15/20 .................................        1,000,000    1,046,780
Hempstead Town IDA, Civic Facilities Revenue,
 Hofstra University Project, MBIA Insured, 5.80%, 7/01/15 ...............................        1,340,000    1,437,606
Long Island Power Authority, Electric System Revenue, Series A,
b FSA Insured, 5.125%, 12/01/22 .........................................................        5,500,000    5,428,060
5.25%, 12/01/26 .........................................................................        1,500,000    1,480,290
Metropolitan Transportation Authority, Series A, 5.00%
Commuter Facilities Revenue, FSA Insured, 7/01/23 .......................................        3,000,000    2,920,650
Dedicated Tax Fund, FGIC Insured, 4/01/23 ...............................................        3,000,000    2,920,830
Monroe County IDA Revenue, Civic Facilities,
 Nazareth College, MBIA Insured, 6.00%, 6/01/20 .........................................        2,000,000    2,118,580
Mount Sinai Union Free School District, Refunding,
AMBAC Insured, 6.20%, 2/15/13 ...........................................................        1,055,000    1,206,350
Nassau County IDA, Civic Facilities Revenue,
 Hofstra University Project, AMBAC Insured, 6.75%, 8/01/11 ..............................        1,150,000    1,251,729
New Rochelle GO, Series C, MBIA Insured, 6.25%,
3/15/22 .................................................................................          390,000      422,978
3/15/23 .................................................................................          530,000      574,817
3/15/24 .................................................................................          555,000      601,931
New York City Municipal Water Finance Authority, Water and Sewer Systems Revenue,
Series A, FGIC Insured, 6.75%, 6/15/16 ..................................................          505,000      542,557
Series C, AMBAC Insured, Pre-Refunded, 6.20%, 6/15/21 ...................................       10,000,000   10,896,100
New York City Trust, Cultural Resource Revenue, MBIA Insured,
American Museum of National History, Series A, 5.65%, 4/01/27 ...........................     $  5,620,000 $  5,895,717
New York Botanical Garden, 5.75%, 7/01/16 ...............................................        3,000,000    3,170,130
New York State Dormitory Authority Revenues,
Associated Children's, Inc., MBIA Insured, 7.60%, 7/01/18 ...............................          140,000      143,150
Brooklyn Law School, FSA Insured, 6.40%, 7/01/11 ........................................        2,460,000    2,637,292
Children's Home, Series B, AMBAC Insured, 5.25%, 7/01/17 ................................        1,000,000    1,013,320
Comsewogue Public Library, MBIA Insured, 6.05%, 7/01/24 .................................        2,445,000    2,636,933
Hamilton College, MBIA Insured, 6.50%, 7/01/21 ..........................................        1,000,000    1,076,010
Hartwick College, MBIA Insured, 6.25%, 7/01/12 ..........................................        1,000,000    1,075,760
Ithaca College, AMBAC Insured, 5.25%, 7/01/17 ...........................................        1,000,000    1,014,170
Judicial Lease Facilities, Series B, Suffolk County, MBIA Insured, 7.00%, 4/15/16 .......        2,780,000    3,032,702
Leake and Watts Services, Inc., MBIA Insured, 6.00%, 7/01/23 ............................        1,890,000    2,021,941
Maimonides Medical Center, Series A, MBIA Insured, 5.75%, 8/01/24 .......................        1,500,000    1,575,345
New York Public Library, Series A, MBIA Insured, 5.875%, 7/01/22 ........................        1,000,000    1,040,580
New York University, FGIC Insured, 6.25%, 7/01/09 .......................................        1,000,000    1,071,700
Oceanside Library, AMBAC Insured, 6.00%, 7/01/25 ........................................        1,195,000    1,279,749
Refunding, Marist College, MBIA Insured, 6.00%, 7/01/22 .................................        1,000,000    1,055,130
Refunding, Mount Sinai School of Medicine, MBIA Insured, 6.75%, 7/01/15 .................        2,500,000    2,708,075
Refunding, New York Presbyterian Hospital, AMBAC Insured, 5.00%, 2/01/19 ................        5,000,000    4,874,350
Refunding, Pace University, MBIA Insured, 5.75%, 7/01/26 ................................        4,500,000    4,774,770
Refunding, Rochester Institute of Technology, MBIA Insured, 5.25%, 7/01/22 ..............        1,000,000    1,009,130
Refunding, Siena College, MBIA Insured, 5.70%, 7/01/17 ..................................        2,000,000    2,122,440
Refunding, University of Rochester, Series A, MBIA Insured, 5.00%, 7/01/27 ..............        2,500,000    2,432,825
Refunding, Wildwood Programs, Inc., MBIA Insured, 5.875%, 7/01/15 .......................        1,000,000    1,077,080
Rosalind and Joseph Nursing Home, AMBAC Insured, 5.60%, 2/01/27 .........................        4,000,000    4,165,000
St. John's University, AMBAC Insured, 6.875%, 7/01/11 ...................................        1,000,000    1,088,160
St. John's University, MBIA Insured, 5.70%, 7/01/26 .....................................        5,000,000    5,284,550
St. Vincent's Hospital and Medical Center, AMBAC Insured, 6.00%, 8/01/28 ................        5,000,000    5,334,500
University of Rochester, MBIA Insured, Pre-Refunded, 6.50%, 7/01/09 .....................          250,000      254,063
University of Rochester, Strong Health Facilities, MBIA Insured, 5.90%, 7/01/17 .........        2,355,000    2,502,682
New York State Energy Research and Development Authority,
 Electric Facilities Revenue, Consolidated Edison Project,
Refunding, Series A, AMBAC Insured, 6.10%, 8/15/20 ......................................        5,000,000    5,414,750
Series A, MBIA Insured, 6.75%, 1/15/27 ..................................................        4,950,000    5,264,474
Series C, MBIA Insured, 7.25%,11/01/24 ..................................................          210,000      214,253
New York State Energy Research and Development Authority,
 Gas Facilities Revenue, Brooklyn Union Gas, Series A,
 MBIA Insured, 6.75%, 2/01/24 ...........................................................        2,240,000    2,447,267
New York State Energy Research and Development Authority, PCR, Refunding,
Niagara Mohawk Power Corp., Series A, FGIC Insured, 6.625%, 10/01/13 ....................        1,500,000    1,628,415
Niagara Mohawk Power Corp., Series A, FGIC Insured, 7.20%, 7/01/29 ......................        5,000,000    5,766,700
Rochester Gas and Electric Project, Series A, MBIA Insured, 6.35%, 5/15/32 ..............        1,150,000    1,236,653
Rochester Gas and Electric Project, Series B, MBIA Insured, 6.50%, 5/15/32 ..............        1,000,000    1,080,960
New York State Environmental Facilities Corp.,
 Water Facilities Revenue, Refunding, Spring Valley Water Project,
 AMBAC Insured, 8/01/24,
Series A, 6.30% .........................................................................        2,000,000    2,159,840
Series B, 6.15% .........................................................................        3,000,000    3,216,480
New York State Medical Care Facilities, Finance Agency Revenue,
Long-Term Health Care, Series A, FSA Insured, 6.80%, 11/01/14 ...........................        6,285,000    6,911,237
New York State Medical Care Facilities, Finance Agency Revenue, (cont.)
Long-Term Health Care, Series B, FSA Insured, 6.45%, 11/01/14 ...........................     $  5,355,000 $  5,837,218
Long-Term Health Care, Series C, FSA Insured, 6.40%, 11/01/14 ...........................        4,245,000    4,619,876
Our Lady of Victory Hospital, Series A, AMBAC Insured, 6.625%, 11/01/16 .................        1,000,000    1,089,470
Refunding, Hospital and Nursing Home Mortgage, Series C, MBIA Insured, 6.25%, 8/15/12 ...        1,000,000    1,087,480
Refunding, St. Mary's Hospital Project, Series A, AMBAC Insured, 6.20%, 11/01/14 ........        1,495,000    1,647,251
Sisters of Charity Hospital, Series A, AMBAC Insured, 6.60%, 11/01/10 ...................          700,000      762,545
Sisters of Charity Hospital, Series A, AMBAC Insured, 6.625%, 11/01/18 ..................        1,500,000    1,631,760
New York State Power Authority Revenue and General Purpose,
Series AA, MBIA Insured, 6.25%, 1/01/23 .................................................        3,000,000    3,262,680
Series Y, AMBAC Insured, 6.50%, 1/01/11 .................................................        2,255,000    2,428,004
Series Z, FGIC Insured, Pre-Refunded, 6.50%, 1/01/19 ....................................        2,000,000    2,191,200
New York State Thruway Authority, General Revenue,
Series C, FGIC Insured, 6.00%, 1/01/25 ..................................................       13,975,000   15,519,238
Niagara County GO, Public Improvement, MBIA Insured, 6.00%,
7/15/18..................................................................................          500,000      535,040
7/15/19 .................................................................................          510,000      545,741
7/15/20 .................................................................................          610,000      652,749
7/15/21 .................................................................................          645,000      690,905
Niagara Falls Bridge Commission Toll Revenue, Refunding,
Series B, FGIC Insured, 5.25%, 10/01/21 .................................................       10,000,000   10,034,900
Niagara Falls Public Improvement, MBIA Insured,
6.85%, 3/01/19 ..........................................................................        1,000,000    1,135,380
6.90%, 3/01/20 ..........................................................................          500,000      567,580
6.90%, 3/01/21 ..........................................................................          500,000      568,120
Niagara Falls Water Treatment Plant, MBIA Insured, 7.00%, 11/01/12 ......................        1,200,000    1,360,812
Niagara Frontier Transportation Authority, Airport Revenue,
 Greater Buffalo International Airport, AMBAC Insured, 4/01/24,
Series A, 6.25% .........................................................................        1,000,000    1,076,640
Series C, 6.00% .........................................................................        1,440,000    1,545,307
North Hempstead GO, Refunding, Series B, FGIC Insured, 6.40%,
4/01/15..................................................................................        1,000,000    1,167,170
4/01/16 .................................................................................        1,065,000    1,243,228
Otsego County Industrial Development Agency,
 Civic Facilities Revenue, Bassett Healthcare Project, Series A,
 MBIA Insured, 5.35%, 11/01/20 ..........................................................        2,000,000    2,030,520
Phelps-Clifton GO, Springs Central School District, AMBAC Insured, 5.65%, 6/15/13 .......        1,355,000    1,437,452
Port Authority of New York and New Jersey, 6.50%,
Consolidated 71st Series, AMBAC Insured, 1/15/26 ........................................        1,000,000    1,060,580
Consolidated 71st Series, MBIA Insured, 1/15/26 .........................................        1,600,000    1,696,928
Consolidated 76th Series, AMBAC Insured, 11/01/26 .......................................        4,230,000    4,528,342
Rensselear County GO, AMBAC Insured, 2/15/11 ............................................          810,000      965,301
Suffolk County GO, Public Improvement, Refunding, Series B, FGIC Insured, 6.20%,
5/01/11 .................................................................................          500,000      534,820
5/01/13 .................................................................................          500,000      533,910
Suffolk County Water Authority, Waterworks Revenue,
AMBAC Insured, Pre-Refunded, 7.10%, 6/01/10 .............................................        1,000,000    1,050,130
Triborough Bridge and Tunnel Authority Revenue,
General Purpose, Series P, FGIC Insured, 5.50%, 1/01/19 .................................        1,435,000    1,438,100
General Purpose, Series X, AMBAC Insured, 6.50%, 1/01/19 ................................        4,475,000    4,848,394
General Purpose, Series X, MBIA Insured, 6.50%, 1/01/19 .................................        2,750,000    2,979,460
Refunding, General Purpose, Series Q, AMBAC Insured, 6.00%, 1/01/13 .....................        1,500,000    1,531,110
Series B, General Purpose, MBIA Insured, 5.20%, 1/01/27 .................................        9,110,000    9,153,728
Series T, MBIA Insured, Pre-Refunded, 7.00%, 1/01/20 ....................................        1,100,000    1,197,284
Upper Mohawk Valley Regional Water Finance Authority,
Water System Revenue, Refunding, Series A, FSA Insured,
 5.125%, 1/01/26 ........................................................................     $  2,000,000$   2,000,672
                                                                                                           ------------
Total Long Term Investments (Cost $250,993,877) .........................................                   268,499,875
                                                                                                           ------------
a Short Term Investments .8%
Long Island Power Authority, Electric Systems Revenue,
 Sub-Series 5, Daily VRDN and Put, 3.75%, 5/01/33 .......................................          300,000      300,000
New York City GO, Series B, Sub-Series B-3, MBIA
Insured, Daily VRDN and Put, 4.00%, 8/15/04 .............................................          600,000      600,000
New York City Municipal Water Finance Authority,
 Water and Sewer Systems Revenue, Series C, FGIC Insured,
 Daily VRDN and Put, 4.00%, 6/15/23 .....................................................        1,200,000    1,200,000
                                                                                                           ------------
Total Short Term Investments (Cost $2,100,000) ..........................................                     2,100,000
                                                                                                           ------------
Total Investments (Cost $253,093,877) 99.2% .............................................                   270,599,875
Other Assets, less Liabilities .8% ......................................................                     2,104,130
                                                                                                           ------------
Net Assets 100.0% .......................................................................                  $272,704,005
                                                                                                           ============

See glossary of terms on page 32.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

Financial Highlights


Franklin New York Intermediate Term Tax-Free Income Fund



                                                Six Months Ended
                                                 June 30, 1998                 Year Ended December 31,
                                                  (unaudited)       1997      1996     1995    1994     1993
                                                  ----------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $10.62     $10.28    $10.40    $9.60   $10.68  $10.21
                                                  ----------------------------------------------------------
Income from investment operations:
Net investment income .........................           .26        .54       .56      .55      .55     .48
Net realized and unrealized gains (losses) ....           .04        .35      (.12)     .80    (1.10)    .54
                                                  ----------------------------------------------------------
Total from investment operations ..............           .30        .89       .44     1.35     (.55)   1.02
                                                  ----------------------------------------------------------
Less distributions from:
Net investment income .........................          (.27)      (.55)     (.56)    (.55)    (.53)   (.55)
                                                  ----------------------------------------------------------
Net asset value, end of period ................        $10.65     $10.62    $10.28   $10.40    $9.60  $10.68
                                                  ==========================================================
Total return* .................................          2.86%      8.89%     4.38%   14.31%   (5.42%) 10.18%
Ratios/supplemental data
Net assets, end of period (000's) .............       $66,271    $58,916   $44,822  $43,229  $35,166 $31,162
Ratios to average net assets:
Expenses ......................................           .45%**     .45%      .37%     .33%     .05%     --
Expenses excluding waiver and payments by affiliate       .82%**     .82%      .83%     .83%     .80%    .73%
Net investment income .........................          4.92%**    5.26%     5.47%    5.51%    5.57%   4.96%
Portfolio turnover rate .......................         11.45%      6.87%    24.67%   24.68%  188.38%  30.95%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to
May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized

Statement of Investments, June 30, 1998 (unaudited)



                                                                                                  PRINCIPAL
  Franklin New York Intermediate-Term Tax-Free Income Fund                                         AMOUNT       VALUE
a Long Term Investments 93.8%
Cortland County New York IDA, Civic Facility Revenue,
 Cortland Memorial Hospital, Inc. Project, 6.15%, 7/01/02 ...............................      $   100,000  $   104,512
Franklin County IDA, Lease Revenue, County Correctional
 Facility Project, 6.375%, 11/01/02 .....................................................           55,000       58,317
Guam Airport Authority Revenue, Refunding, Series A, 6.00%, 10/01/03 ....................          260,000      277,118
Guam Power Authority Revenue, Series A, 6.00%, 10/01/04 .................................        1,300,000    1,388,868
Metropolitan Transportation Authority, New York Service Contract,
Transportation Facilities, Series O, 5.75%, 7/01/07 .....................................          500,000      543,845
New Rochelle Municipal Housing Authority Revenue,
 Series A, 5.55%, 12/01/14 ..............................................................        2,000,000    2,012,480
New York City, GO,
Refunding, Series A, 6.375%, 8/01/05 ....................................................        5,200,000    5,653,704
Refunding, Series B, 6.20%, 8/15/06 .....................................................        1,000,000    1,101,970
Refunding, Series F, 6.00%, 8/01/12 .....................................................          700,000      756,427
Series A, 5.25%, 8/01/10 ................................................................          600,000      618,786
Series D, 5.40%, 8/01/11 ................................................................        4,250,000    4,400,323
Series G, 5.75%, 10/15/10 ...............................................................        1,000,000    1,074,460
Series H, 7.00%, 2/01/06 ................................................................          340,000      372,429
New York City IDA, Civic Facility Revenue,
New York Blood Center, Inc. Project, ETM, 6.80%, 5/01/02 ................................          210,000      221,556
USTA National Tennis Center Project, FSA Insured, 6.00%, 11/15/03 .......................        1,875,000    2,034,375
USTA National Tennis Center Project, FSA Insured, 6.10%, 11/15/04 .......................        1,675,000    1,844,979
New York State COP, Commissioner of General Services,
Executive Department, 6.50%, 3/01/00 ....................................................        3,010,000    3,126,517
New York State Dormitory Authority Revenue,
Department of Health, 5.125%, 7/01/13 ...................................................        1,410,000    1,380,686
Department of Health, 6.25%, 7/01/04 ....................................................          690,000      758,434
Department of Health, 6.30%, 7/01/05 ....................................................          735,000      815,872
Refunding, City University, Series U, 6.25%, 7/01/02 ....................................          100,000      107,451
Refunding, City University, Series U, 6.35%, 7/01/04 ....................................        1,720,000    1,899,568
Refunding, North General Hospital, 5.20%, 2/15/13 .......................................        2,000,000    1,999,880
Refunding, Nyack Hospital, 6.00%, 7/01/06 ...............................................        2,000,000    2,124,920
Refunding, State University Educational Facilities,
 Series A, 5.25%, 5/15/15 ...............................................................        2,000,000    2,067,920
St. Agnes Hospital, Series A, 5.30%, 2/15/13 ............................................        1,380,000    1,391,827
State Service Contract, Albany County, 5.25%, 4/01/12 ...................................          500,000      505,200
W.K. Nursing Home Corp., FHA Insured, 5.55%, 8/01/08 ....................................          300,000      321,003
New York State HFA Revenue, Refunding,
 Health Facilities, Series A, 6.00%, 11/01/08 ...........................................        3,045,000    3,289,361
New York State Medical Care Facilities, Finance Agency Revenue,
5.70%, 2/15/05 ..........................................................................        1,500,000    1,599,180
Refunding, Huntington Hospital Mortgage Project,
 Series A, 5.90%, 11/01/04 ..............................................................          475,000      509,571
New York State Thruway Authority,
General Revenue, Series A, 5.80%, 1/01/06 ...............................................        1,900,000    2,035,622
Service Contract Revenue, Refunding,
 Local Highway & Bridge, 5.25%, 4/01/10 .................................................          550,000      566,341
New York State Urban Development Corp. Revenue,
5.00%, 1/01/12 ..........................................................................        2,000,000    1,978,720
Refunding, Correctional Facilities, 5.75%, 1/01/13 ......................................          500,000      521,390
Youth Facilities, 5.75%, 4/01/10 ........................................................          400,000      434,004
Youth Facilities, 5.875%, 4/01/10 .......................................................        1,500,000    1,624,380
Oneida-Herkimer New York Solid Waste Management Authority,
Solid Waste Systems Revenue, Refunding,
 6.65%, 4/01/05 .........................................................................          125,000      140,071
Puerto Rico Commonwealth, GO, 6.00%, 7/01/05 ............................................        1,000,000    1,107,210
Puerto Rico Electric Power Authority Revenue,
Series T, 6.00%, 7/01/04 ................................................................        1,500,000    1,630,830
Puerto Rico Industrial, Tourist, Educational, Medical,
and Environmental Control Facilities Financing
 Authority, Hospital Revenue, Mennonite General
 Hospital Project, Series A, 6.375%, 7/01/06 ............................................       $1,830,000 $  1,970,288
Puerto Rico Municipal Finance Agency, Series A,
5.875%, 7/01/06 .........................................................................          300,000      320,148
FSA Insured, 5.60%, 7/01/05 .............................................................          300,000      326,145
United Nations Development Corp. New York Revenue,
ETM, Refunding, Series A, 5.70%, 7/01/02 ................................................          350,000      370,794
Virgin Islands Public Finance Authority Revenue,
Refunding, Series A, 5.30%, 10/01/11 ....................................................        3,000,000    3,040,200
Virgin Islands Water and Power Authority,
 Electric Systems Revenue, Refunding, 5.125%, 7/01/13 ...................................        1,775,000    1,752,154
                                                                                                           ------------
Total Long Term Investments (Cost $58,580,815) ..........................................                    62,179,836
                                                                                                           ------------
a Short Term Investments 4.8%
Long Island Power Authority, Electric Systems Revenue,
 Sub-Series 5, Daily VRDN and Put, 3.75%, 5/01/33 .......................................          200,000      200,000
New York and New Jersey Port Authority, Special Obligation Revenue,
 Series 2, VRDN and Put, 4.00%, 5/01/19 .................................................          100,000      100,000
New York City Municipal Water Finance Authority,
 Water and Sewer Systems Revenue, FGIC Insured, Daily VRDN and Put,
Series 93-C, 4.00%, 6/15/22 .............................................................          100,000      100,000
Series C, 4.00%, 6/15/23 ................................................................        2,400,000    2,400,000
Series G, 3.75%. 6/15/24 ................................................................          400,000      400,000
                                                                                                           ------------
Total Short Term Investments (Cost $3,200,000) ..........................................                     3,200,000
                                                                                                           ------------
Total Investments (Cost $61,780,815) 98.6% ..............................................                    65,379,836
Other Assets, less Liabilities 1.4% .....................................................                       891,507
                                                                                                           ------------
Net Assets 100.0% .......................................................................                   $66,271,343
                                                                                                           ============



See glossary of terms on page 32.


aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

Glossary of Terms


AMBAC  - American Municipal Bond Assurance Corp.
BAN    - Bond Anticipation Notes
COP    - Certificate of Participation
ETM    - Escrow To Maturity
FGIC   - Financial Guaranty Insurance Co.
FHA    - Federal Housing Authority/Agency
FSA    - Financial Security Assistance
GO     - General Obligation
HDC    - Housing Development Corp.
HFA    - Housing Finance Authority/Agency
IDA    - Industrial Development Authority/Agency
IDR    - Industrial Development Revenue
MBIA   - Municipal Bond Investors Assurance Corp.
PCR    - Pollution Control Revenue
RAN    - Revenue Anticipation Notes
TAN    - Tax Anticipation Notes
TECP   - Tax-Exempt Commercial Paper
TRAN   - Tax and Revenue Anticipation Notes
USTA   - United States Tennis Association


Financial Statements

Statements of Assets and Liabilities
June 30, 1998 (unaudited)


                                                          Franklin New York Franklin New York Franklin New York
                                                             Tax-Exempt     Insured Tax-Free  Intermediate-Term
                                                             Money Fund        Income Fund   Tax-Free Income Fund
                                                          -------------------------------------------------------
Assets:
Investments in securities:
Cost ....................................................    $60,536,560        $253,093,877       $61,780,815
                                                          -------------------------------------------------------
Value ...................................................     60,536,560         270,599,875        65,379,836
Cash ....................................................        140,159              70,130            29,307
Receivables:
Investment securities sold ..............................             --              20,000           170,000
Capital shares sold .....................................            --              281,560            29,795
Interest ................................................        514,198           5,090,380         1,172,844
                                                          -------------------------------------------------------
Total assets ............................................     61,190,917         276,061,945        66,781,782
                                                          -------------------------------------------------------
Liabilities:
Payables:
Investment securities purchased .........................      2,523,263           2,498,879                --
Capital shares redeemed .................................             --             273,756                --
Affiliates ..............................................         27,825             178,579            27,324
Shareholders ............................................        184,232             172,231           398,166
Distributions to shareholders ...........................          4,986             234,020            69,892
Other liabilities .......................................         17,650                 475            15,057
                                                          -------------------------------------------------------
Total liabilities .......................................      2,757,956           3,357,940           510,439
                                                          -------------------------------------------------------
Net assets, at value ....................................    $58,432,961        $272,704,005       $66,271,343
                                                          =======================================================
Net assets consist of:
Undistributed net investment income .....................$            --$               --       $     130,908
Accumulated distributions
in excess of net investment income ......................             --              (8,967)               --
Net unrealized appreciation .............................             --          17,505,998         3,599,021
Accumulated net realized gain (loss) ....................             --           1,069,513        (2,559,609)
Capital shares ..........................................     58,432,961         254,137,461        65,101,023
                                                          -------------------------------------------------------
Net assets, at value ....................................    $58,432,961        $272,704,005       $66,271,343
                                                          =======================================================

                                                         Franklin New York Franklin New York   Franklin New York
                                                            Tax-Exempt     Insured Tax-Free    Intermediate-Term
                                                             Money Fund   Income FundTax-Free    Income Fund
                                                          -------------------------------------------------------
Class I:
Net assets, at value ....................................    $58,432,961        $266,391,968       $66,271,343
                                                          =======================================================
Shares outstanding ......................................     58,432,961          22,824,133         6,225,140
                                                          =======================================================
Net asset value per share* ..............................         $1.00               $11.67            $10.65
                                                          =======================================================
Maximum offering price per share
 (net asset value per share / 100%, 95.75%,
 97.75%, respectively) ..................................         $1.00              $12.19            $10.90
                                                          =======================================================
Class II:
Net assets, at value ....................................             --     $    6,312,037                --
                                                          =======================================================
Shares outstanding ......................................             --            535,781                --
                                                          =======================================================
Net asset value per share* ..............................             --             $11.78                --
                                                          =======================================================
Maximum offering price per share
 (net asset value per share / 99%) ......................             --             $11.90                --
                                                          =======================================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


Statements of Operations
for the six months ended June 30, 1998 (unaudited)


                                                          Franklin New York  Franklin New York  Franklin New York
                                                             Tax-Exempt      Insured Tax-Free   Intermediate-Term
                                                             Money Fund       Income Fund      Tax-Free Income Fund
                                                          ---------------------------------------------------------
Investment income:
Interest ................................................     $1,064,428       $7,543,541        $1,609,729
                                                          ---------------------------------------------------------
Expenses:
Management fees (Note 3) ................................        192,397          732,735           188,041
Distribution fees (Note 3)
Class I .................................................             --          114,250            29,748
Class II ................................................             --           19,253               --
Transfer agent fees (Note 3) ............................         35,193           51,260            11,091
Custodian fees ..........................................            558            1,266               269
Reports to shareholders .................................         20,412           19,516             5,529
Registration and filing fees ............................          3,486            9,653             4,037
Professional fees .......................................          3,261           13,095             2,022
Trustees' fees and expenses .............................            630            2,257               894
Other ...................................................          1,170           13,630             1,528
                                                          ---------------------------------------------------------
Total expenses ..........................................        257,107          976,915           243,159
Expenses waived/paid by affiliate (Note 3) ..............        (72,568)              --          (109,371)
                                                          ---------------------------------------------------------
Net expenses ............................................        184,539          976,915           133,788
                                                          ---------------------------------------------------------
Net investment income ...................................        879,889        6,566,626         1,475,941
                                                          ---------------------------------------------------------
Realized and unrealized gains (losses):
Net realized gain from investments ......................             --        1,572,243           262,017
Net unrealized appreciation
(depreciation) on investments ...........................             --       (1,237,147)              108
                                                          ---------------------------------------------------------
Net realized and unrealized gain ........................             --          335,096           262,125
                                                          ---------------------------------------------------------
Net increase in net assets resulting from operations ....    $   879,889       $6,901,722        $1,738,066
                                                          =========================================================


Statements of Changes in Net Assets
for the six months ended June 30, 1998 (unaudited) and the year ended December 31, 1997

                                                  Franklin New York              Franklin New York Insured
                                                Tax-Exempt Money Fund              Tax-Free Income Fund
                                           -----------------------------------------------------------------------
                                           Six Months Ended   Year Ended       Six Months Ended    Year Ended
                                            June 30, 1998   December 31, 1997    June 30, 1998   December 31, 1997
                                           -----------------------------------------------------------------------
Increase (decrease) in net assets:
Operations:
Net investment income ................... $     879,889   $  1,851,246     $    6,566,626   $  13,357,463
Net realized gain from investments ......            --             --          1,572,243       2,443,437
Net unrealized appreciation
 (depreciation) on investments ..........            --             --         (1,237,147)      6,182,799
                                           -----------------------------------------------------------------------
Net increase in net assets
 resulting from operations .............        879,889      1,851,246          6,901,722      21,983,699
Distributions to shareholders from:
Net investment income:
Class I ................................       (879,889)    (1,851,246)        (6,442,053)    (13,364,273)
Class II ................................            --             --           (123,630)       (214,741)
In excess of net investment income:
Class I ................................                                           (8,798)           (928)
Class II ................................            --             --               (169)            (15)
                                           -----------------------------------------------------------------------
Total distributions to shareholders ....       (879,889)    (1,851,246)        (6,574,650)    (13,579,957)
Capital share transactions: (Note 2)
Class I ................................     (5,286,804)     4,542,185          5,089,310      (8,309,946)
Class II ................................            --             --            696,261       1,292,535
                                           -----------------------------------------------------------------------
Total capital share transactions .......     (5,286,804)     4,542,185          5,785,571      (7,017,411)
Net increase (decrease) in net assets ..     (5,286,804)     4,542,185          6,112,643       1,386,331
Net assets:
Beginning of period ....................     63,719,765     59,177,580        266,591,362     265,205,031
                                           -----------------------------------------------------------------------
End of period ...........................   $58,432,961    $63,719,765       $272,704,005    $266,591,362
                                           =======================================================================
Accumulated distributions excess of net investment
 income included in net assets:
End of period ...........................     $     --       $      --       $     (8,967)     $    (943)

                                                                                  Franklin New York
                                                                                  Intermediate-Term
                                                                                 Tax-Free Income Fund
                                                                            ---------------------------------
                                                                            Six Months Ended    Year Ended
                                                                            June 30, 1998   December 31, 1997
                                                                            ---------------------------------
Increase in net assets:
Operations:
Net investment income ...................................................... $  1,475,941    $  2,643,481
Net realized gain from investments .........................................      262,017         237,610
Net unrealized appreciation on investments .................................          108       1,496,404
                                                                            ---------------------------------
Net increase in net assets resulting from operations ......................     1,738,066       4,377,495
Distributions to shareholders from:
Net investment income:
Class I ...................................................................    (1,521,936)     (2,646,832)
Capital share transactions: (Note 2)
Class I ...................................................................     7,139,011      12,363,508
Net increase in net assets ................................................     7,355,141      14,094,171
Net assets:
Beginning of period .......................................................    58,916,202      44,822,031
                                                                            ---------------------------------
End of period ..............................................................  $66,271,343     $58,916,202
                                                                            =================================
Undistributed net investment income included in net assets:
End of period ..............................................................$     130,908   $     176,903
                                                                            =================================

Notes to Financial Statements

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end, non-diversified investment company, consisting of three series (the Funds). The Funds' investment objectives are to provide tax-free income. The Franklin New York Tax-Exempt Money Fund (Money
Fund) also seeks liquidity in its investments. The following summarizes the Funds' significant accounting policies.

Security Valuation:

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Franklin New York Insured Tax-Free Income Fund (Insured Fund) and the Franklin New York Intermediate-Term Tax-Free Income Fund (Intermediate-Term Fund) may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

Securities in the Money Fund are valued at amortized cost which approximates value.

Income Taxes:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income. Security Transactions Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income and capital gains or losses are normally declared daily for the Money Fund. Such distributions are reinvested in additional shares of the Fund. Distributions to shareholders are recorded on the ex-dividend date for the Insured Fund and the Intermediate-Term Fund.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class for the Insured Fund.

Insurance:

The scheduled payments of interest and principal for each long-term municipal security in the Insured Fund are insured by either a new issue insurance policy, a portfolio insurance policy, a secondary insurance policy, or by collateral guaranteed by an agency of the U.S. government.


Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the Fund, or paid by a third party.

Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


SHARES OF BENEFICIAL INTEREST

The Insured Fund offers two classes of shares: Class I and Class II. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At June 30, 1998, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares ($1.00 per share for the Money Fund) were as follows:




                                     Franklin New York    Franklin New York            Franklin New York
                                        Tax-Exempt         Insured Tax-Free            Intermediate-Term
                                        Money Fund            Income Fund            Tax-Free Income Fund
                                   -----------------------------------------------------------------------
                                         Amount         Shares       Amount         Shares          Amount
                                   -----------------------------------------------------------------------
Class I Shares
Six months ended June 30, 1998
Shares sold .........................$ 27,738,524      1,509,540 $ 17,562,925      1,834,313 $ 19,433,253
Shares issued in
reinvestment of distributions........     880,622        303,420    3,534,396         90,362      960,675
Shares redeemed ..................... (33,905,950)    (1,378,183) (16,008,011)    (1,246,808) (13,254,917)
                                   -----------------------------------------------------------------------
Net increase (decrease) .............$ (5,286,804)       434,777$   5,089,310        677,867$   7,139,011
                                   =======================================================================
Year ended December 31, 1997
Shares sold .........................$ 52,257,638      2,143,970 $ 24,240,358      2,234,707 $ 23,236,717
Shares issued in
 reinvestment of distributions.......   1,850,557        666,814    7,568,139        154,882    1,611,794
Shares redeemed ..................... (49,566,010)    (3,542,992) (40,118,443)    (1,202,679) (12,485,003)
                                   -----------------------------------------------------------------------
Net increase (decrease) .............$  4,542,185       (732,208)$ (8,309,946)     1,186,910 $ 12,363,508
                                   =======================================================================
Class II Shares
Six months ended June 30, 1998
Shares sold ..........................................   109,406$   1,285,960
Shares issued in reinvestment of distributions .......     7,700       90,586
Shares redeemed ......................................   (58,194)    (680,285)
                                                       -------------------------
Net increase .........................................    58,912$      696,261
                                                       =========================
Year ended December 31, 1997
Shares sold ..........................................   197,439$   2,247,696
Shares issued in reinvestment of distributions .......    14,217      162,739
Shares redeemed ......................................   (98,680)  (1,117,900)
                                                       -------------------------
Net increase .........................................   112,976$   1,292,535
                                                       =========================


TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers or trustees of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Funds pay an investment management fee to Advisers based on the month-end net assets of the Insured Fund and the Intermediate-Term Fund and on the average daily net assets of the Money Fund as follows:

Annualized
Fee Rate       Net Assets
------------------------------------------------------------------
 .625%          First $100 million
 .500%          Over $100 million, up to and including $250 million
 .450%          In excess of $250 million

Advisers agreed in advance to waive management fees for the Money Fund and the Intermediate-Term Fund, as noted in the Statement of Operations.

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Intermediate-Term Fund reimburses Distributors up to .10% per year of its average daily net assets and the Insured Fund reimburses Distributors up to .10% and .65% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Funds' shares.

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                    Franklin New York    Franklin New York
                    Insured Tax-Free     Intermediate-Term
                    Income Fund Tax-Free Income Fund
                    --------------------------------------
Net commissions
 paid                    $46,134           $78,021

Contingent deferred
 sales charge             $1,458         $      --

The Funds paid transfer agent fees of $97,544, of which $87,274 was paid to Investor Services.

INCOME TAXES

At December 31, 1997, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Franklin
                                 Franklin       New York
                                 New York     Intermediate-
                             Insured Tax-Free Term Tax-Free
                                Income Fund    Income Fund
                             ------------------------------
Capital loss carryovers
 expiring in:
2002.........................        $ --      $2,560,031
2003.........................     502,730              --
2004.........................         --          261,595
                             ------------------------------
                                 $502,730      $2,821,626
                             ==============================


At June 30, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:


                                           Franklin New York Franklin New York   Franklin New York
                                              Tax-Exempt      Insured Tax-Free   Intermediate-Term
                                              Money Fund        Income Fund     Tax-Free Income Fund
                                           ---------------------------------------------------------
Investments at cost .....................     $60,536,560       $253,093,877         $61,780,815
                                           ---------------------------------------------------------

Unrealized appreciation .................              --      $  17,562,054        $  3,602,832
Unrealized depreciation .................              --            (56,056)             (3,811)
                                           ---------------------------------------------------------
Net unrealized appreciation .............              --      $  17,505,998        $  3,599,021
                                           =========================================================

INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 1998, were as follows:

                                                Franklin
                               Franklin         New York
                               New York       Intermediate-
                           Insured Tax-Free   Term Tax-Free
                              Income Fund      Income Fund
Purchases ................   $35,175,051       $13,435,378
Sales ....................   $27,857,572      $  6,416,090

CREDIT RISK

The Funds have investments in excess of 10% of their total net assets in the state of New York and in U.S. territories and possessions. Such concentration may subject the Funds more significantly to economic changes occurring within that state and those U.S. territories and possessions.


Franklin New York Tax-Free Trust
Semiannual Report
June 30, 1998

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in bar format the comparison between Franklin New York Tax-Exempt Money Fund's distribution rate of 2.88% and the taxable equivalent rate of 5.13% for New York State Residents and 5.38% for New York City Residents on 6/30/98.

GRAPHIC MATERIAL (2)
This chart shows the portfolio breakdown by sector and percent of total long-term investments for the Franklin New York Insured Tax-Free Income Fund on 6/30/98

Transportation                      24.4%
Utilities                           19.0%
Education                           18.5%
Hospitals                            9.1%
Prerefunded                          8.9%
Health Care                          8.3%
General Obligation                   6.0%
Certificates of Participation        0.8%
Other Revenue                        5.0%

GRAPHIC MATERIAL (3)

This chart shows in bar format the comparison between the Franklin New York Insured Tax-Free Income Fund Class I distribution rate of 4.63% and the taxable equivalent rate of 8.23% for New York State Residents and 8.64% for New York City Residents on 6/30/98.

GRAPHIC MATERIAL (4)

This chart shows the dividend distributions for Franklin New York Insured Tax-Free Income Fund Class I shares from 1/1/98 to 6/30/98.

January                      4.9 cents
February                     4.9 cents
March                        4.9 cents
April                        4.7 cents
May                          4.7 cents
June                         4.7 cents
Total                       28.8 cents

GRAPHIC MATERIAL (5)

This chart shows in bar format the comparison between the Franklin New York Insured Tax-Free Income Fund Class II distribution rate of 4.17% and the taxable equivalent rate of 7.41% for New York State Residents and 7.78% for New York City Residents on 6/30/98.

GRAPHIC MATERIAL (6)

This chart shows the dividend distributions for Franklin New York Insured Tax-Free Income Fund Class II shares from 1/1/98 to 6/30/98.

January                      4.34 cents
February                     4.34 cents
March                        4.34 cents
April                        4.14 cents
May                          4.14 cents
June                         4.14 cents
Total                       25.44 cents

GRAPHIC MATERIAL (7)

This chart shows in pie format the credit quality breakdown of the Franklin New York Intermediate-Term Tax-Free Income Fund based on total long-term investments as of 6/30/98.

AAA                         13.3%
AA                           3.3%
A                           49.0%
BBB                         34.4%


GRAPHIC MATERIAL (8)


This chart shows in bar format the comparison between Franklin New York Intermediate-Term Tax-Free Income Fund's distribution rate of 4.95% and the taxable equivalent rate of 8.80% for New York State Residents and 9.24% for New York City Residents on 6/30/98.

GRAPHIC MATERIAL (9)

This chart shows the dividend distributions for Franklin New York
Intermediate-Term Tax-Free Income Fund's shares from 1/1/98 to 6/30/98.

January                      4.6 cents
February                     4.6 cents
March                        4.6 cents
April                        4.5 cents
May                          4.5 cents
June                         4.5 cents
Total                       27.3 cents